COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Guarantees
As of December 31, 2024, we were contingently liable for guarantees of indebtedness owed by third parties of $766 million, of which $82 million was related to VIEs. Refer to Note 1 for additional information related to the Company’s maximum exposure to loss due to our involvement with VIEs. Our guarantees are primarily related to third-party customers, bottlers and vendors and arose through the normal course of business. These guarantees have various terms, and none of these guarantees is individually significant. These amounts represent the maximum potential future payments that we could be required to make under the guarantees. However, management has concluded that the likelihood of any significant amounts being paid by our Company under these guarantees is remote.
Concentrations of Credit Risk
We believe our exposure to concentrations of credit risk is limited due to the diverse geographic areas covered by our operations.
Legal Contingencies
The Company is involved in various legal proceedings. We establish reserves for specific legal proceedings when we determine that the likelihood of an unfavorable outcome is probable and the amount of loss can be reasonably estimated. Management has also identified certain other legal matters where we believe an unfavorable outcome is reasonably possible and/or for which no estimate of possible losses can be made. Management believes that the total liabilities of the Company that may arise as a result of currently pending legal proceedings (excluding tax audit claims) will not have a material adverse effect on the Company taken as a whole.
Indemnifications
At the time we acquire or divest an ownership interest in an entity, we sometimes agree to indemnify the seller or buyer for specific contingent liabilities. Management believes that any liability to the Company that may arise as a result of any such indemnification agreements will not have a material adverse effect on the Company taken as a whole.
Tax Audits
The Company is involved in various tax matters, with respect to some of which the outcome is uncertain. These uncertain tax matters may result in the assessment of additional taxes. Refer to Note 15.
On September 17, 2015, the Company received a Statutory Notice of Deficiency (“Notice”) from the United States Internal Revenue Service (“IRS”) seeking approximately $3.3 billion of additional federal income tax for years 2007 through 2009. In the Notice, the IRS stated its intent to reallocate over $9 billion of income to the U.S. parent company from certain of its foreign affiliates that the U.S. parent company licensed to manufacture, distribute, sell, market and promote its products in certain non-U.S. markets.
The Notice concerned the Company’s transfer pricing between its U.S. parent company and certain of its foreign affiliates. IRS rules governing transfer pricing require arm’s-length pricing of transactions between related parties such as the Company’s U.S. parent and its foreign affiliates.
To resolve the same transfer pricing issue for the tax years 1987 through 1995, the Company and the IRS had agreed in 1996 on an arm’s-length methodology for determining the amount of U.S. taxable income that the U.S. parent company would report as compensation from its foreign licensees. The Company and the IRS memorialized this accord in a closing agreement resolving that dispute (“Closing Agreement”). The Closing Agreement provided that, absent a change in material facts or circumstances or relevant federal tax law, in calculating the Company’s income taxes going forward, the Company would not be assessed penalties by the IRS for using the agreed-upon tax calculation methodology that the Company and the IRS agreed would be used for the 1987 through 1995 tax years.
The IRS audited and confirmed the Company’s compliance with the agreed-upon Closing Agreement methodology in five successive audit cycles for tax years 1996 through 2006.
The September 17, 2015 Notice from the IRS retroactively rejected the previously agreed-upon methodology for the 2007 through 2009 tax years in favor of an entirely different methodology, without prior notice to the Company. Using the new tax calculation methodology, the IRS reallocated over $9 billion of income to the U.S. parent company from its foreign licensees for tax years 2007 through 2009. Consistent with the Closing Agreement, the IRS did not assert penalties, and it has yet to do so.
The IRS designated the Company’s matter for litigation on October 15, 2015. Litigation designation is an IRS determination that forecloses to a company any and all alternative means for resolution of a tax dispute. As a result of the IRS’ designation of the Company’s matter for litigation, the Company was forced to either accept the IRS’ newly imposed tax assessment and pay the full amount of the asserted tax or litigate the matter in the federal courts. The matter remains subject to the IRS’ litigation designation, preventing the Company from any attempt to settle or otherwise mutually resolve the matter with the IRS.
The Company consequently initiated litigation by filing a petition in the U.S. Tax Court (“Tax Court”) in December 2015, challenging the tax adjustments enumerated in the Notice.
Prior to trial, the IRS increased its transfer pricing adjustment by $385 million, resulting in an additional tax adjustment of $135 million. The Company obtained a summary judgment in its favor on a different matter related to Mexican foreign tax credits, which thereafter effectively reduced the IRS’ potential tax adjustment by $138 million.
The trial was held in the Tax Court from March through May 2018, and final post-trial briefs were filed and exchanged in April 2019.
On November 18, 2020, the Tax Court issued an opinion (“Opinion”) in which it predominantly sided with the IRS but agreed with the Company that dividends previously paid by the foreign licensees to the U.S. parent company in reliance upon the Closing Agreement should continue to be allowed to offset royalties, including those that would become payable to the Company in accordance with the Opinion. On November 8, 2023, the Tax Court issued a supplemental opinion (together with the original Tax Court opinion, “Opinions”), siding with the IRS in concluding both that certain U.S. tax regulations (known as the blocked-income regulations) that address the effect of certain Brazilian legal restrictions on royalty payments by the Company’s licensee in Brazil apply to the Company’s operations and that the Tax Court opinion in 3M Co. & Subs. v. Commissioner (February 9, 2023) controlled as to the validity of those regulations.
The Company believes that the IRS and the Tax Court misinterpreted and misapplied the applicable regulations in reallocating income earned by the Company’s foreign licensees to increase the Company’s U.S. tax. Moreover, the Company believes that the retroactive imposition of such tax liability using a calculation methodology different from that previously agreed upon by the IRS and the Company, and audited by the IRS for over a decade, is unconstitutional. The Company intends to assert its claims on appeal and vigorously defend its positions. In addition, for its litigation with the IRS and for purposes of its appeal of the Tax Court decision, the Company is currently evaluating the implications of several significant administrative law cases recently decided by the U.S. Supreme Court, most notably Loper Bright v. Raimondo, which overruled Chevron U.S.A., Inc. v. NRDC (“Chevron”). Since 1984, Chevron had required that courts defer to agency interpretations of statutes and agency action. In Ohio v. EPA and Garland v. Cargill, two of the recent decisions, the U.S. Supreme Court demonstrated how courts are to rule on agency interpretations and actions without the deference previously required by Chevron.
On August 2, 2024, the Tax Court entered a decision reflecting additional federal income tax of $2.7 billion for the 2007 through 2009 tax years. With applicable interest, the total liability for the 2007 through 2009 tax years resulting from the Tax Court’s decision is $6.0 billion, for which the IRS issued the Company invoices on September 3, 2024. The Company paid those invoices (“IRS Tax Litigation Deposit”) on September 10, 2024, which stopped interest from accruing on the additional tax due for the 2007 through 2009 tax years. That amount, plus interest earned, would be refunded in full or in part if the Company’s tax positions are ultimately sustained on appeal. For the year ended December 31, 2024, the Company recorded net interest income of $77 million related to this tax payment in the line item income taxes in our consolidated statement of income, in accordance with our accounting policy. The payment of the IRS invoices and the related accrued interest were recorded in the line item other noncurrent assets in our consolidated balance sheet as of December 31, 2024. On October 22, 2024, the Company appealed the Tax Court’s decision to the U.S. Court of Appeals for the Eleventh Circuit.
In determining the amount of tax reserve to be recorded as of December 31, 2020, the Company completed the required two-step evaluation process prescribed by Accounting Standards Codification 740, Accounting for Income Taxes. In doing so, we consulted with outside advisors, and we reviewed and considered relevant laws, rules, and regulations, including, but not limited to, the Opinions and relevant caselaw. We also considered our intention to vigorously defend our positions and assert our various well-founded legal claims via every available avenue of appeal. We concluded, based on the technical and legal merits of the Company’s tax positions, that it is more likely than not the Company’s tax positions will ultimately be sustained on appeal. In addition, we considered a number of alternative transfer pricing methodologies, including the methodology asserted by the IRS and affirmed in the Opinions (“Tax Court Methodology”), that could be applied by the courts upon final resolution of the litigation. Based on the required probability analysis, we determined the methodologies we believe the federal courts could ultimately order to be used in calculating the Company’s tax. As a result of this analysis, we recorded a tax reserve of $438 million during the year ended December 31, 2020 related to the application of the resulting methodologies as well as the different tax treatment applicable to dividends originally paid to the U.S. parent company by its foreign licensees, in reliance upon the Closing Agreement, that would be recharacterized as royalties in accordance with the Opinions and the Company’s analysis.
The Company’s conclusion that it is more likely than not the Company’s tax positions will ultimately be sustained on appeal is unchanged as of December 31, 2024. However, based on the required probability analysis and the accrual of interest through the current reporting period, we updated our tax reserve as of December 31, 2024 to $474 million.
While the Company strongly disagrees with the IRS’ positions and the portions of the Opinions affirming such positions, it is possible that some portion or all of the adjustments proposed by the IRS and sustained by the Tax Court could ultimately be upheld. In that event, the Company would not receive a refund of the applicable portion or all of the $6.0 billion it paid in response to the IRS invoices issued in September 2024 and the related accrued interest receivable of $103 million as of December 31, 2024. Additionally, the Company would likely be subject to significant additional liabilities for subsequent years, which could have a material adverse impact on the Company’s financial position, results of operations and cash flows.
The Company calculated the potential impact of applying the Tax Court Methodology to reallocate income from foreign licensees potentially covered within the scope of the Opinions for the 2010 through 2024 tax years, assuming such methodology were to be ultimately upheld by the courts, and the IRS were to decide to apply that methodology to subsequent years, with consent of the federal courts. This impact would include taxes and interest accrued through December 31, 2024. The calculations incorporated the estimated impact of correlative adjustments to the previously accrued transition tax payable under the 2017 Tax Cuts and Jobs Act (“Tax Reform Act”). The Company estimates that the potential aggregate remaining incremental tax and interest liability for the tax years 2010 through 2024 could be approximately $12 billion as of December 31, 2024. Additional income tax and interest on any unpaid potential liabilities for the 2010 through 2024 tax years would continue to accrue until the time any such potential liability, or portion thereof, were to be paid. We currently project the continued application of the Tax Court Methodology in 2025, assuming similar facts and circumstances as of December 31, 2024, would result in an incremental annual tax liability that would increase the Company’s effective tax rate by approximately 3.5%.
Risk Management Programs
The Company has numerous global insurance programs in place to help protect the Company from the risk of loss. In general, we are self-insured for large portions of many different types of claims; however, we do use commercial insurance above our self-insured retentions to reduce the Company’s risk of catastrophic loss. Our reserves for the Company’s self-insured losses are estimated using actuarial methods and assumptions of the insurance industry, adjusted for our specific expectations based on our claims history. Our self-insurance reserves totaled $168 million and $197 million as of December 31, 2024 and 2023, respectively.